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                                                                   EXHIBIT 10.19

                            ONE UNION NATIONAL PLAZA

                                 LEASE AGREEMENT

LANDLORD            THIS AGREEMENT ("Lease"), dated the 17th day of January,
TENANT          2001, between UNION NATIONAL PLAZA I, INC., Landlord and R. E.
                Stafford, Inc., dba COLO Solutions (hereinafter called
                "Tenant").

                              W-I-T-N-E-S-S-E-T-H:

                    That each of the aforesaid parties acknowledges receipt of a valuable consideration from the other and they and each of them act herein in further consideration of the covenants of the other as herein stated. Landlord and Tenant agree as follows:

                                    ARTICLE I

PREMISES            1.1 (a) That Landlord does hereby grant, demise and lease
                unto Tenant the premises or space in the One Union National Plaza (hereinafter referred to as "Building"), 124 West Capitol, Little Rock, Pulaski County, Arkansas, as outlined in red on the floor plan attached hereto (hereinafter referred to as "Exhibit A"), presently expected to be on the 1st (Suite 106) floor(s) of the Building, consisting in the aggregate of 2206 square feet of net rentable area (hereinafter referred to as "Premises"), plus space to locate an Emergency Generator in the Basement of the Building, (approximately 307 rentable square feet in the basement of the Building as shown on "Exhibit B-1".)

                The term "net rentable area" as used herein, shall refer to (I) in the case of a single tenancy floor, all floor area measured from the plane set by the inside surface of the outer glass of the Building to the inside surface of the opposite outer wall, excluding only the areas ("service areas") within the outside walls used for elevators, mechanical rooms, janitor rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts but including any such areas which are for the specific use of (he particular tenant such as special stairs or elevators, and (ii) in the case of a partial floor, all floor areas within the plane set by the inside surface of the outer glass or wall enclosing the tenant occupied portion of the floor and measured to the mid-point of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, foyers, restrooms, for the use of all tenants on the particular floor (hereinafter sometimes called "common areas"), but including a proportionate part of the common areas located on such floor based upon the ratio which the tenant's net rentable area on such floor bears to the aggregate net rentable area on such floor. No deductions from net rentable area are made for columns or projections necessary to the Building. The net rentable area in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be the aggregate amount of square feet hereinabove stated, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in accordance with the terms and provisions hereof

                    1.1 (b) In addition to the Premises, and any portion of the
                Building accessed by Tenant pursuant to the Technical Facility Addendum, attached hereto as Exhibit "B". Tenant shall retain a non-exclusive license to construct, install, operate, repair, maintain, and remove, Telecommunication related equipment on the roof of the Building, provided however, Landlord reserves the absolute and unconditional right to approve the location and type of any equipment located on, or to the roof of the Building, in order to assure other users that Tenant's use does not interfere with any other users of the roof area. In consideration of said license, Tenant shall pay Landlord the sum of $300.00 per antenna or per use by tenant; ($600.00 per satellite dish) or any sub-licensee thereunder.

USE OF
PREMISES            1.2 The Premises are to be used and occupied continuously
                throughout the term hereof for the business of Telecommunications and Internet Related Co-location Facility exclusively, and for no other purpose whatever.

TERM OF
LEASE               1.3 The Premises are hereby demised unto Tenant for a period of Five (5) years commencing on March 1, 2001 or the date on which the Premises are ready for occupancy by Tenant as certified to Tenant in writing by or upon written notice to Tenant by Landlord ("Commencing Date") and expiring on February 28, 2006. In this connection, the parties may agree to execute a subsequent agreement setting forth the specific Commencing Date and expiration date of the Lease.


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RENTAL              1.4 (a) Tenant shall pay to Landlord as rent for the
                Premises during the term of this Lease a monthly installment, payable in advance on the first day of every month without notice, demand, offset or deduction, and such rent beginning with the commencement of the term; provided, however, that in the event the term shall commence pursuant to Section 1.3 hereof on a date other than the first day of a month then the monthly installments for the first month of the term and the last month of the term shall be pro-rated accordingly and such pro-rated installment for the first month of the term shall be payable with and in addition the monthly installment due on the first day of the first full month following commencement of the term (the date the first monthly installment of rent is due, whether the term shall have commenced on a date other that he first day of a month or not, is hereinafter referred to as the "Initial Rent Payment Date". If rent has not been paid by the 10th of the month in which it is due, 10% of the monthly payment will be assessed as a late charge. The amount of each such installment shall be equal to the following:

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                          (i) For the period commencing on the first day of the
                          term and ending one year subsquent to the Initial Rent Payment Date ("Initial Rent Period") the amount of each monthly installment ("Initial Monthly Rent") shall be equal to one-twelfth (1/12) of the total number of square feet of net rentable area contained in the Premises leased to Tenant multiplied times $14.00 per each such square foot in the amount of Two Thousand, Five Hundred Seventy Three and 67/100 Dollars $2,573.67 per month, plus Generator Space and License Fee as set forth herein in Paragraph 4.16 Rent Schedule.

                          (ii) For the year commencing on the first day immediately following the expiration of the Initial Rent Period ("Second Year") the amount of each monthly installment shall be equal to the Initial Monthly Rent multiplied times 1.04.

                          (iii) For all other years subsequent to the Second Year until the expiration of the term the amount of each monthly installment shall be equal to the amount of the monthly installment payable during the immediately preceding year multiplied times 1.04.

                      (b) Generator Space Rent. Rent for the Generator space in
                  the Building's basement shall be charged at the same rate per rentable square foot and under the same rental terms as the Premises as described in Paragraph 1.1. (Exact rentable square foot area and location of Generator to be determined.)


                      (c) Fees. In addition to the Rent for the Premises and
                  Generator Space as outlined above, Tenant shall pay to Landlord the sum of $10.00 per month during the term of the initial Lease for the rights granted the Licensee (Tenant) in the attached First Addendum (Technical Facility) during the Term, which monthly installment shall be due on the first day of the first full month following commencement of the term (the date the first monthly installment of rent is due, whether the term shall have commenced on a date other than the first day of a month or not, is hereinafter referred to as the "Initial Rent Payment Date". If License Fee has not been paid by the 10th of the month in which it is due, 10% of the monthly payment will be assessed as a late charge. Additionally, Licensee (Tenant) shall pay any and all attorney's fees pertaining to and arising out of this License.

                      (d) Whenever, by the terms of the Lease, Tenant is
                  required to make payments or furnish items at the expense of Tenant, all such additional items required to be paid by Tenant are to be considered as additional rent and Landlord is to have the same rights and remedies upon the nonpayment of such as Landlord has for the nonpayment of the rent provided in this Section 1.4.

SECURITY              1.5 Landlord acknowledges receipt of Tenant's check in the amount of $2,941.84 Dollars be held as security for the
                  performance of Tenant's covenants herein contained. Upon
---------------- default by Tenant in making any payment or performing any Security Deposit obligation herein provided, Landlord shall have the right but Check #_________ not the obligation to apply said deposit toward payment of any Dated:__________ arrearage of rent or other payments required of Tenant
Received and      hereunder, or toward payment of any other damages, injury,
Acknowledged:     cost or expense incurred by Landlord and caused by Tenant. If
________________ all or any part of the deposit shall be so applied by Property Manager Landlord, then within ten (10) days after Landlord shall make Date:___________ demand upon Tenant for a replacement deposit equal in amount ---------------- to the deposit so applied, which shall be delivered to
                  Landlord by Tenant. Upon any transfer by Landlord of its interest in the Premises or this Lease, Landlord shall have the right without consent of Tenant to assign the deposit to the transferee who shall assume all liability or obligations to Tenant in regard thereto, and Landlord shall thereupon be released and discharged of all such liability or obligations.
                  The provisions of this Subsection 1.5 shall not be construed as liquidated damages, and shall not operate in any manner to reduce or release the obligations of Tenant hereunder, except insofar as the application of this money may reduce or satisfy an obligation to make payment of money. If Tenant is not in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant without interest within thirty (30) days after termination of this Lease.


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[SUBSTITUTION         1.6 (a) Landlord shall have the right at any time from the
SPACE; LEASE      date hereof through the end of the term of this Lease or any
SUBJECT TO        renewal or extension hereof to substitute, in place of the
OPTIONS           original Premises, other space in the Building of at least the area of the original Premises ("Substitution Space").

                      (b) If Landlord desires to exercise such right, it shall
                  give Tenant at least sixty (60) days prior notice thereof specifying the effective date of such substitution ("Effective Date"), whereupon, on such Effective Date: (1) the description of the original Premises set forth in this Lease shall, without further act on the part of Landlord or Tenant, be deemed amended so that the Substitution Space shall, for all intents and purposes, be deemed the Premises hereunder, and all of the terms, covenants, conditions, provisions and agreements of this Lease shall continue in full force and effect and shall apply to the Substitution Space except that
                  (a) if the then unexpired balance of the term of this Lease shall be less than one year, the term of this Lease shall be extended so that the unexpired balance of the term of this Lease shall be for one year from such Effective Date, and (b) if the Substitution Space contains more square footage than the original Premises, the rental set out in Section 1.4 above shall be increased proportionately (provided that such rental increase shall not be in excess of five percent of the rental immediately preceding such increase); and (2) Tenant shall move from the original Premises into the Substitution Space and shall vacate and surrender possession to Landlord of the original Premises and if Tenant continues to occupy the original Premises after such effective date, then thereafter, during the period of such occupancy, Tenant shall pay rent for the original Premises at the rate set forth in this Lease, in addition to the rent for the Substitution Space as the above described rate.

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                      (c) Tenant shall have the option either to accept
                  possession of the Substitution Space in its "as is" condition as the Effective Date or to require Landlord to alter the Substitution Space in the same manner as the original Premises were altered or were to be altered. Such option shall be exercised by notice from Tenant to Landlord within ten (10) days after the aforesaid notice from Landlord to Tenant of such proposed relocation. If Tenant fails to deliver to Landlord notice of its election within the ten (10) day period, or if Tenant is in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Tenant shall be deemed to have elected to accept possession of the Substitution Space in its "as is" condition. If Tenant elect to require Landlord to alter the Substitution Space, then (1) notwithstanding the preceding subparagraph (b) regarding the terms of this Lease, if such then unexpired balance of the term of this Lease is less than two (2) years, the term of this Lease, without further act on the part of Landlord or Tenant, shall be deemed extended so that the then unexpired balance of the term of this Lease shall be two (2) years from such Effective Date, (2) Tenant shall continue to occupy the original Premises (upon all of the terms, covenants, conditions, provisions, and agreements of this Lease, including the covenant for the payment of rent) until the date on which Landlord shall have substantially completed such alteration work in the Substitution Space, (3) Tenant shall move from the original Premises into the Substitution Space immediately upon the date of such substantial completion by Landlord and shall vacate and surrender possession to Landlord of the original Premises on such date and if Tenant continues to occupy the original Premises after such date, then thereafter, during the period of such occupancy, Tenant shall pay rent for the original Premises at the rate set forth in this Lease, in addition to the rent for the Substitution Space at the above described rate. With respect to such alteration work in the Substitution Space, if Tenant shall make changes in the work and if such changes shall delay the work to be performed by Landlord, or if Tenant shall otherwise delay the substantial completion of Landlord's work, the happening of such delays shall in no event postpone the date for the commencement of the payment of rent for such Substitution Space beyond the date on which such work would have been substantially completed but for such delay and, in addition, Tenant shall continue to pay rent for the original Premises at the rate set forth in this Lease until Tenant vacates and surrenders same as aforesaid. Landlord at its discretion may substitute materials of like quality for the materials originally utilized.

                      (d) If Landlord exercises its relocation right, Landlord
                  shall reimburse Tenant for Tenant's reasonable out of pocket expenses for moving Tenant's furniture, equipment, supplies and telephones and telephone equipment from the original Premises to the Substitution Space and for reprinting Tenant's stationery of the same quality and quantity of Tenant's stationery supply on hand immediately prior to Landlord's notice to Tenant of the exercise of this relocation right. If the Substitution Space contains more square footage than the original Premises and if the original Premises were carpeted, Landlord shall supply and install an equal amount of carpeting of the same or equivalent quality and color.

                      (e) It is further specifically understood and agreed that
                  this Lease and the right of Tenant to occupancy of the Premises is subject and subordinate to any right that any other tenant of Landlord may have to exercise options to lease additional space in the Building ("Option Space"). In the event that any such option shall be exercised and the Option Space shall constitute all or any part of the Premises, notwithstanding the availability of other space in the Building which may be used as Substitution Space, Landlord shall have the option in its sole discretion to either terminate this Lease or to provide Tenant with Substitution Space, provided that Landlord shall in either event notify Tenant in writing of its decision within thirty (30) days after Landlord shall have been notified of the exercise of an option for Option Space by the other Tenant exercising the same. If Landlord shall elect to terminate this Lease then without further act the Lease shall terminate as to the entire Premises sixty (60) days after the receipt by Tenant of the aforesaid written notice from Landlord, with rent to be pro rated accordingly if the sixtieth (60th) day should be a day other than the last day of a month, and Tenant agrees to vacate the Premises at its own expense by the end of said sixty (60) day period. If Landlord shall elect to provide Tenant with Substitution Space, then Landlord shall do so in accordance with and pursuant to the terms and conditions of Subsections (a) through (d) of this Section 1.6 above.]

TAXES, SPECIAL        1.7 Tenant shall pay prior to delinquency at any time
ASSESSMENTS,      during the term of the Lease that they may be imposed, levied
LICENSES, ETC.    or assessed; (a) all ad valorem real and personal property taxes and special assessments against the Premises or any personal property thereon resulting from any improvements or alterations to the above-described use of the Premises by Tenant which are in excess of the amount of such prior to the beginning of the Lease term, (b) all license, franchise and permit fees or taxes. Promptly after demand thereof, Tenant shall furnish to Landlord satisfactory proof of payment of any or all items stated herein which are payable by Tenant.


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                                   ARTICLE II

FINISH BY LANDLORD    2.1 Landlord shall complete construction of the Premises
(BUILDING         in accordance with plans approved by Tenant but only to the
STANDARDS)        extent described in "Exhibit B" attached hereto and
                  incorporated herein by reference ("Shell Space Work"). In no event shall Landlord be obligated to complete or otherwise provide any of the tenant finish work for the Premises also described in said "Exhibit B" ("Finish Work") beyond the Shell
                  Space Work. Tenant shall have the right to choose the contractor to perform all Finish Work; provided, however, that Landlord shall have approved the contractor in writing, which approval shall not be unreasonably withheld. The contractor shall have provided a performance bond satisfactory to Landlord as to amount, form and substance as shall be satisfactory to Landlord and naming both Tenant and Landlord as additional insureds, and containing a standard mortgagee endorsement in favor of any mortgagee of Landlord, as their interests may appear. All plans, drawings and specifications for the Finish Work shall be approved in writing by Landlord prior to the Commencement of the Finish Work; provided, however, that any denial of such approval must be made in writing by Landlord within fifteen (15) days following the submission to Landlord of all such plans, drawings and specifications or else such approval shall be deemed to have been given. Tenant shall

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                  receive from Landlord an allowance for the Finish Work in the total amount of $11,030.00 (calculated by multiplying 1952 square feet of net usable area in the Premises times $5.65 per each such square foot). For the purposes of this Section 2.1, the term "net usable area" shall have the same meaning as the term "net rentable area" defined in Section 1.1 above, except that it shall not include any bathrooms or elevator lobby areas. Landlord shall make disbursements of the allowance directly to Tenant's contractor at the same time and toward payment of the progress payments due the contractor from Tenant. The maximum amount of each such disbursement shall be equal to the total amount of the Finish Work allowance multiplied times a fraction, the numerator of which is the amount of the progress payment then due the contractor and the denominator of which is the total amount of the construction contract price for the Finish Work; provided, however, that in no event shall the amount of any such disbursement exceed the amount of the progress payment then due.


SERVICES TO BE        2.2 Landlord shall furnish Tenant while occupying the
FURNISHED BY      Premises the following services on all days except as
LANDLORD          otherwise stated:

                      (a) Water, including cold water from mains for
                  humidification, break rooms, drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's written consent, and hot water for lavatory and break room purposes from the regular Building supply at the prevailing temperature. Tenant shall pay Landlord at rates fixed by Landlord, which such rates shall be reasonable, and shall not exceed the rates charged by a similar class of office buildings in downtown, Little Rock, Arkansas, for water furnished for any other purposes. Tenant shall not waste or permit the waste of water. If Tenant fails to promptly pay Landlord's proper charge for water, Landlord, upon not less than ten days' notice, may discontinue furnishing that service and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Premises or render Landlord liable for damages or relieve Tenant from any obligation.

REDACTED TEXT

                     [(b) (1) Heating and air conditioning (cooling), when
                  necessary in Landlord's judgment for normal comfort (75oF., 65oF.) in the Premises from 7:00 a.m. to 6:00 p.m., Monday through Friday and on Saturdays which are not holidays from 8:00 a.m. to 1:00 p.m. Landlord shall furnish Tenant with heating and air conditioning (cooling) when necessary for normal comfort in the Premises at times other than set forth in the immediately preceding sentence pursuant to the terms and conditions of the Building rules and temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost of installation, operation and maintenance thereof shall be paid by Tenant to Landlord at reasonable rates.]

                      (2) Notwithstanding anything herein to the contrary,
                  Tenant shall retain the right at its sole expense to construct, install, and attach its own HVAC and generator equipment (the "HVAC Unit and Generator"), in a mutually agreeable location. Tenant shall be solely responsible for any and all costs arising from or related to the installation, operation, repair, or maintenance of the HVAC Unit and Generator, and shall indemnify and hold Landlord harmless from and against any and all losses, expenses, or costs, including attorneys fees and lost profits arising from or related to the HVAC Unit and Generator. Provided further, Tenant shall be solely responsible for the removal and containment of any asbestos materials resulting from its operation, installation, maintenance or repair of the HVAC Unit and Generator, and Tenant shall have ten (10) days from the expiration of the Lease Term, to remove the HVAC Unit and Generator, and return the Premises to their condition on the day the Lease was executed, normal wear and tear excepted, or Tenant may choose to leave the HVAC Unit and Generator in place upon termination of the Lease Term, at which time the HVAC Unit and Generator shall become sole and exclusive the Property of the Landlord.

                      (c) Electrical current for standard Building lighting
                  fixtures provided by Landlord and electrical outlets for office equipment for ordinary purposes connected with the aforesaid use of the Premises. It is understood that services furnished under Section 2.2(b) and 2.2(c) are Building standards, and all other electrical consumption by Tenant in the Premises including consumption for lighting fixtures, office equipment, air conditioning or heating beyond normal Building standards or Building hours shall be paid for by Tenant to Landlord at a rate fixed by Landlord which shall be at least equal to the rate charged to Landlord by the utility company providing the electricity.


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                      (d) Nightly housekeeping and janitor service Monday
                  through Friday in and about the Premises. Tenant shall not provide any janitor services without Landlord's prior written consent, and then, only subject to the supervision of Landlord and at Tenant's sole expense and responsibility and by a janitor contractor or employee at all times satisfactory to Landlord.

                      (e) Electrical lighting services and heating and air
                  conditioning for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

                      (f) Passenger and freight elevator service in common with
                  Landlord and other tenants, from 7:00 a.m. to 6:00 p.m., Monday through Friday, and Saturday from 8:00 a.m. to 1:00 p.m. Such normal elevator service, passenger or freight, if furnished at other times, shall be deemed optional with Landlord and shall never be deemed a continuing obligation. Landlord, however, shall provide adequate passenger and freight elevator service daily at all times when normal passenger and freight service is not furnished. Automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph.

                      (g) Provided further, Tenant shall also retain the right
                  to construct, attach, and


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                  install its own fire suppression system ("Fire System"),
                  provided Landlord is satisfied it will not affect or unreasonably interfere with the building's fire system. Tenant shall be responsible for any and all costs arising from or related to the operation, installation, repair, or maintenance of the Fire System, and shall indemnify and hold Landlord harmless from any and all loses, expenses, or costs, including attorneys' fees, and lost profits, arising from or related to the Fire System. Provided further, Tenant shall be solely responsible for the removal and containment of any asbestos materials resulting from its construction, installation, maintenance, or repair of the Fire System, and Tenant shall have ten (10) days from the Lease Term to remove the Fire System and return the Premises to their condition on the day the Lease was executed, normal wear and tear excepted, or Tenant may choose to leave the Fire System in place upon termination of the Lease term, at which time the HVAC Unit shall become the sole and exclusive property of the Landlord.

                      Landlord does not warrant that any service will be free
                  from interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, civil commotion, riot, accidents, inability to obtain electrical power, fuel, steam, water, supplies or labor or other cause beyond the reasonable control of Landlord. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease. Tenant hereby waives and releases all claims against Landlord for damages for interruption or stoppage of service.

                      In the event that by agreement with Tenant, Landlord
                  furnishes extra or additional services to be paid for by Tenant, a failure to pay for such services within fifteen (15) days after written notice to Tenant shall authorize Landlord, in Landlord's discretion and without further notice, to immediately discontinue such services and terminate any agreement for such services.

                      Any additional service charges paid by Tenant to Landlord
                  for extra or additional services pursuant to this Section 2.2 shall be subject to adjustment in the same manner as the rental as provided for in Section 1.4 hereof.

QUIET POSSESSION      2.3 Tenant shall keep and perform all of its covenants
                  under this Lease on the part of Tenant to be performed, and Landlord shall guarantee to Tenant the quiet, peaceful and uninterrupted possession of the Premises.

                                   ARTICLE III

LAWFUL USES           3.1 Tenant will maintain the Premises in a clean and
                  healthful condition; and comply with all laws, ordinances, orders, rules, and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) with reference to use, conditions, or occupancy of the Premises.

INDEMNITY AND         3.2 Tenant is or shall become familiar with the Premises
INSURANCE;        and acknowledges that the same are received by Tenant in a
WAIVERS;          good state of repair, accepted by Tenant in the condition in
SUBROGATION;      which they are now or shall be when ready for occupancy and
INDEMNITY         that Landlord shall not be liable to Tenant or Tenant's
                  agents, employees, invitees or visitors for any injuries, death or damage to persons or property due to any condition, design or defect in the Building or its mechanical system or elsewhere in the Premises or the Building which may now exist or hereafter occur except where due to Landlord's sole negligence. Tenant accepts the Premises as suitable for the purposes for which the same are leased and assumes all risks of injury, death or damage to persons or property for which Tenant may become legally liable, and agrees that no representations, except such as are contained herein or endorsed hereon have been made to Tenant respecting the condition of the Premises. Provided, that if the Premises is being constructed or remodeled for Tenant and the date of this lease is prior to the completion of such construction or remodeling, the provisions of this Section 3.2 shall not apply until Tenant has signed a letter of acceptance of the condition of the Premises.


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                      (a) Insurance. Tenant shall at its expense procure and
                      maintain throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of not less than a combined single limit of $1,000,000 (the "Liability Insurance Amount"), insuring Tenant, Landlord, and Landlord's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (3) (including property of others) in the Premises, and (4) workman's compensation insurance containing a waiver of subrogation endorsement reasonably acceptable to Landlord. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or (if available) a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

                      (b) Waiver of Negligence Claims, No Subrogation. Landlord and Tenant each waive any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, but only to the extent the same is insured against by such party under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvement, or business or is required to be insured against by it under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss; however, Landlord's waiver shall not include any commercially reasonable deductible amounts on insurance policies carried by Landlord. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                          (c) Indemnifications. Subject to the provisions
                      herein, Tenant shall defend, indemnify, and hold harmless Landlord and Landlord's agents and their respective shareholders, directors, officers, employees, and partners from and against all claims, demands, liabilities, causes of action, suits, judgements, and expenses (including attomeys' fees) for any bodily injury and property damage claims arising from the negligence or willful misconduct of Tenant or its employees, agents, contractors or invitees. Subject to the provisions herein, Landlord shall defend, indemnify, and hold harmless Tenant and Tenant's agents and their respective shareholders, directors, officers, employees, and partners from and against all claims, demands, liabilities, causes of action, suits, judgements, and expenses (including attorneys' fees) for any bodily injury and property damage claims arising from the negligence or willful misconduct of Landlord, its subtenants, its assignees, or any of their respective employees, contractors, agents or invitees. These indemnification provisions shall survive termination or expiration of this Lease.

                      (d) Landlord's Insurance. Landlord shall maintain fire and extended insurance or similar coverage for the full replacement cost of the Building (endorsed to provide at least six month's rent-loss insurance) and public liability insurance in such amounts and with such deductible amounts as would be maintained by a prudent landlord of a Class A office building in the Central Business District, Additionally, Landlord may obtain and carry any other form or forms of insurance as it may reasonably desire or as any Landlord's Mortgagee may require.

                          The liability of Landlord to Tenant for any default by
                      Landlord under the terms of this Lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Building in which the Premises are located, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.


WASTE                 3.3 Tenant shall not commit or permit any waste to be
                  committed whatsoever

NUISANCES             3.4 Tenant shall not create or allow any nuisance to exist in the Premises, and it shall abate promptly and free of expense to Landlord any nuisance that may arise. Landlord's determination of what constitutes a nuisance shall be binding on Tenant.

INVALIDATION OF       3.5 Tenant shall not suffer anything to be or remain upon
INSURANCE         or about the Premises which will invalidate any policy of
                  insurance which Landlord may now or hereafter have upon the Building.

INCREASED             3.6 Tenant shall not suffer anything to be or remain upon
PREMIUMS or about the Premises nor carry on nor permit upon the Premises any trade or occupation or suffer to be done anything which may render an increased or extra premium payable for any insurance of the Premises or the Building against fire, casualty, liability or any other insurable causes, unless consented to in writing by Landlord. Regardless of whether Landlord has so consented or not, Tenant shall pay any such increased or extra premium within ten days after Tenant shall have been advised by Landlord of the amount thereof.

ALTERATIONS          3.7 Except as otherwise permitted herein or in the
                  Building rules and regulations, Tenant shall not have the right to make changes, alterations, or additions to the Premises (including without limitation, floor coverings and fixtures) until Tenant has first obtained Landlord's approval in writing, which approval shall not be unreasonably withheld. Such changes, alterations, or additions, when made to the Premises by Tenant, shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination for any reason of this Lease; but this clause shall not apply to movable equipment (including generator, racks, cabinets) or furniture of Tenant or such changes, alterations or additions to the Premises as may be removed from the Premises without causing damages thereto other than the diminution in value to the Premises resulting from such removal. In the event Tenant elects to remove any such item, it shall do so at its sole expense. Title to any item so removed shall immediately vest in Tenant without any action on the part of Landlord being required.

                      In the event Tenant removes its auxillary HVAC system,
                  Generator and/or Fire Suppression systems, the Tenant shall restore the Building HVAC, Generator space and Fire Suppression systems in the Premises to their original condition before installation.

USE OF BUILDING       3.8 Tenant shall not, except to designate Tenant's
NAME business address (and then only in a conventional manner and without emphasis or display) use the name or any simulation or abbreviation of such name for any purpose whatsoever. Landlord shall have the right to change the name of the Building at any time after six (6) months' notice to all Tenants. Tenant will discontinue using any such name and any simulation or abbreviation thereof for the purpose of designating Tenant's business address before the date Landlord shall specify in its notice to Tenant after which the Building shall no longer be known by such name.

SIGNS                 3.9 Tenant shall not paint, display, inscribe, maintain or affix any sign, picture, advertisement, notice, lettering or direction on any area outside the Premises except on hallway doors of the Premises, and then only such name or names or matter and in such color, size, style, character and materials as may first be approved by Landlord in writing, which approval shall not be unreasonably withheld. Landlord shall have the right to remove, at Tenant's expense, all matter other than that above provided for without notice to Tenant.


DEFACING PREMISES     3.10 (a) Tenant shall not place anything or allow anything
AND OVERLOADING   to be placed near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window coverings, or window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent that the character, shape, color, material and make thereof is approved by Landlord, and Tenant shall not do any painting or decorating in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or the Building without the written consent of Landlord. Tenant shall not overload any floor or part thereof in the Premises, or any facility in the Building or any public corridors or elevators therein while bringing in or removing any large or heavy articles, and Landlord may direct and control the location of safes and all other heavy articles.
                  Furniture and other large or heavy articles may not be brought into the Building, removed therefrom or moved from place to place within any portion of the Premises or other portion of the Building or its equipment that would exceed the standard load limits as set forth in the rules of the Building.

                      (b) Notwithstanding the above, Tenant shall, with
                  Landlord's approval and supervision, be allowed at its sole expense to safely increase the floor load of the Premises to accommodate its batteries and equipment.

REPAIRS               3.11 Tenant shall, at its costs and expense, repair and
                  replace any damage or injury done to the Premises, or the Building, or any part thereof, caused by Tenant or its agents, employees, invitees, or visitors; and should Tenant fail to make such repairs or replacements within 15 days of occurrence of such damage or injury, Landlord may, at its option, make such repairs and replacements and Tenant shall pay the cost thereof to Landlord upon demand.


REDACTED TEXT

ASSIGNMENT OR         3.12 Solely in the event of a merger or sale, Tenant will
SUBLETTING        be allowed to [shall not] assign or sublet the Premises, this
                  Lease or any part thereof with prior written notice to Landlord provided however, no such assignment or sublease shall be effective, unless and until said assignee or subleasee executes a complete and unconditional assumption of any and all obligations of the Tenant, herein. [without the prior written consent of Landlord, which consent may be withheld by Landlord for any reason whatever, whether reasonable or not.]

                  Except as set forth herein, Landlord shall have the right to approve any assignment or sublease, subject to consent, which shall not be unreasonably withheld. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease.

ATTORNEY FEES         3.13 Tenant shall pay all costs of collection, including
                  reasonable attorney fees, if all or any part of the rent reserved herein is collected after maturity with the aid of any attorney; and Tenant shall also pay reasonable attorney fees in the event it becomes necessary for Landlord to employ an attorney to force Tenant to comply with any of the covenants, obligations or conditions imposed by this Lease.

RULES OF BUILDING     3.14 Tenant and Tenants agents, employees and invitees
                  will comply fully with all requirements of Rules of the Building which are attached hereto and, which are a part of this Lease as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to amend them in such reasonable manner, not inconsistent with the terms of this Lease, as may be deemed advisable for safety, care and cleanliness of the Premises and for preservation of good order therein. Provided, however, Landlord shall notify Tenant of any change in such rules at least ninety (90) days before such rules are to go into effect. All rule and regulation changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant after the effective date.

ENTRY FOR REPAIRS     3.15 Landlord, its officers, agents, partners and
INSPECTING, ETC.  representatives, and any mortgagee, secured party or other creditor to whom or for whose benefit a lien against the interest of Landlord in the Building has been granted as security for the payment of any indebtedness of Landlord, shall each have the right to enter into and upon the Premises at all reasonable times, or in the case of emergency at any time, to inspect the same or make such repairs or alterations as they may deem necessary or desirable. However, such entry may only be made for a purpose reasonably related to the preservation of such party's security. Tenant shall also permit Landlord at all reasonable times or, in case of emergency, at any time to inspect, erect, use and maintain pipes, ducts, conduits and similar devices in, above and through the Premises, and to make any necessary repairs or alterations. Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs and maintenance are being made, by reason or loss or interruption of the business of Tenant, or otherwise. Anything to the contrary contained in this Section 3.15 notwithstanding, except in the case of any emergency, any such repairs or alterations which are made by Landlord, unless and except they are made at the request of Tenant, shall not be made at times when they would interrupt the normal business operations of Tenant, except with prior written approval of Tenant.

SURRENDER OF         3.16 Upon any termination of this Lease, by expiration,
PREMISES          lapse of time or otherwise:

                      (a) Tenant shall immediately vacate and surrender the Premises to Landlord in good order, condition and repair, reasonable wear and tear or casualty damage to be repaired by Landlord pursuant to Section 4.9 excepted.

                      (b) Tenant shall surrender all door keys for the Premises to Landlord.

                      (c) Tenant grants to Landlord full authority and right to enter upon the Premises and take possession thereof.

REDACTED TEXT

                      (d) All installations, decorations, floor covering, fixtures, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements, temporary or permanent, except movable furniture and equipment belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, all such installations, decorations, etc. placed there by Tenant may be removed by Tenant at its sole expense if such removal can be accomplished without causing damage to the Premises other than the diminution in value to the Premises attributable to the installations, decoration, etc. that are removed. Except as to Paragraphs 2.2(b)(2), 2.2(g) and 3.7 of the Lease, title to any items [so] removed shall immediately vest in Tenant without any action on the part of Landlord being required.

LIENS                 3.17 Tenant shall keep the Premises free from all liens
                  which might arise from a third party's transaction with Tenant, including but not limited to the provision of services and the sale of goods and materials. If such lien does arise, then Tenant shall cause such lien to be removed, extinguished or satisfied within a reasonable time at the expense of Tenant.

REAL ESTATE           3.18 Tenant represents that Tenant has dealt directly with
BROKER (and only with) FLAKE & KELLEY MANAGEMENT, INC. d/b/a FLAKE & KELLEY MANAGEMENT, Little Rock, Arkansas, as broker in connection with this Lease, and that insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection with this Lease.

                                   ARTICLE IV

RIGHTS RESERVED       4.1 Landlord shall have the following rights exercisable
TO LANDLORD       without notice or demand and without liability to Tenant for damage or injury to property, persons or business (all claims for damage thereof being hereby released by Tenant), and without effecting an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoffs or abatement of rent.

                      (a) To name the Building and change the name or street address of the Building as set out in Section 3.8 above.

                      (b) To install and maintain signs on the exterior and interior of the Building.

                      (c) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises, and Tenant shall not replace any locks without the prior written consent of Landlord.

                      (d) To decorate, remodel, repair, alter or otherwise prepare the Premises for re-occupancy during the last six months of the term hereof, provided that Tenant shall have then vacated the Premises, or at any time after Tenant abandons the Premises.

                      (e) To enter the Premises at reasonable hours to make inspections, or to exhibit the Premises to prospective tenants, purchasers or others, or for other reasonable purposes.

                      (f) To have access to all mail chutes according to the rules of the United States Post Office.

                      (g) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays, subject, however, to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

                      (h) To approve the weight, size and location of safes, computers and other heavy articles in and about the Premises and the Building and to require all such items and other office furniture and equipment to be moved in and out of the Building and the Premises only at such times and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility.

                      (i) To decorate and to make at any time or times, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in and to the Premises, the Building or part thereof as Landlord may deem necessary or desirable and to perform any acts related to the safety, protection or preservation thereof, and during such operations to take into and through the Premises or any part of the Building all material and equipment required; and to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities, provided that Landlord shall cause only such inconvenience or annoyance to Tenant as is reasonably necessary in the circumstances.

                      (j) To do or permit to be done any work in or about the Premises or the Building or any adjacent or nearby building, land, street or alley.

                      (k) To grant to anyone the exclusive right to conduct any business or render any service in the Building.

                      (l) To close the Building at 6:00 p.m. or such other reasonable time as Landlord may determine, subject, however, to Tenant's right to admittance under such regulations as shall be prescribed from time to time by Landlord and set out in the Rules of the Building.

                      (m) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to approve all internal lighting that may be visible from the exterior of the Building.

                      (n) To have and retain a paramount title to the Premises free and clear of any act of Tenant.

                      (o) To sell, assign or transfer all of Landlord's interest in the Lease.

                      (p) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord, and to regulate the use thereof.

DEFAULT                  4.2 The following event shall be deemed to be events of
                      default by Tenant under the Lease:

                      (a) Tenant shall fail to pay any installment of rent hereby reserved and such failure shall continue for a period of ten days after written notice of default.

                      (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within fifteen days after written notice thereof to Tenant,

                      (c) Tenant or any guarantor of Tenant's obligations shall make an assignment for the benefit of creditors.

                      (d) Tenant or any guarantor of Tenant's obligations shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state (hereof, or Tenant or any guarantor of Tenant's obligations shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations thereunder and such adjudication shall not be vacated or set aside or stayed within the time permitted by law.

                      (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations and such receivership shall not be terminated or stayed within the time permitted by law.

                      (f) Tenant shall desert, vacate or abandon any substantial portion of the Premises.

                  Upon the occurrence of any of such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                  (1) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any loss and damage which Tenant may suffer by reason of such termination, whether through failure to relet the Premises on satisfactory terms or otherwise.

                  (2) Without terminating this lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, make such alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof for such term and at such rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting, the rentals received by Landlord shall be applied: first, to the payment of any indebtedness other than rent hereunder due from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of any rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than the rent to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord upon demand. No such re-entry or taking of possession by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention shall be given to Tenant; and any attempt by Landlord to mitigate its claim for damages against Tenant by reletting the Premises shall not be construed as a waiver of its right to damages under this section.

                  (3) To enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses Landlord may incur in this effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

                  (4) Upon any event of default by Tenant all unpaid rent payments due under the terms of the lease shall be due and payable immediately upon demand by Landlord. Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedies herein provided, or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other or succeeding violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

                  Tenant agrees upon any default hereunder on the part of Landlord that Tenant shall give written notice of such default by certified mail to each holder of any mortgage, deed of trust, security agreement, assignment of this Lease or other similar instrument, at such address as is provided under
                  Section 4.11 of this Lease, and each such holder shall have thirty (30) days after receipt of said notice to cure the default before Tenant shall have any right to terminate this Lease because of the default.

ESTOPPEL              4.3 From time to time, upon not less than ten (10) days
CERTIFICATE BY    prior request by Landlord, Tenant shall execute and deliver to
TENANT            Landlord and to any other person designated by Landlord a
                  written estoppel certificate stating, among any other thing reasonably requested by Landlord, that: (a) the Lease has commenced and Tenant is paying rent on a current basis in accordance with the terms of the Lease, subject to no offsets or claims and that all Shell Space Work and other obligations of Landlord which are conditions precedent to Tenant's occupying the Premises have been fulfilled, (b) Landlord is not in default under the Lease and no condition exists which with the passage of time will become a default, and (c) no modification or amendment will be made in the Lease without the prior written consent of any mortgagee, secured party or other creditor to whom or for whose benefit as lien against the interest of Landlord in the Building has been granted as security for the payment of any indebtedness of Landlord.





SUBORDINATION OF      4.4 This Lease and all rights of Tenant hereunder are
LEASE, ATTORNMENT subject and subordinate to any deeds of trust, mortgages,
NON-DISTURBANCE   security agreements, lease assignments or other instruments of security, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the land situated beneath the Building or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increase, renewals, modifications, consolidations, replacements and extensions of any of the foregoing. This provision is hereby declared by Landlord and Tenant to be self operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the generality of the foregoing provisions of this Section 4.4. Tenant agrees that any such mortgagee, secured party or assignee shall have the right at any time to subordinate any such deeds of trust, mortgages, security agreements, lease assignments or other instruments of security to this Lease on such terms and subject to such conditions as they may deem appropriate in their discretion.
                  Provided, however, so long as Tenant is not in default in the payment of rent or in the performance of any of the terms of the Lease, Tenant's possession of the Premises and Tenant's rights and privileges under the Lease or any renewal thereof shall not be diminished or interfered with by any aforesaid mortgagee, secured party or assignee. Landlord shall include such a non-disturbance clause in any instrument creating a lien on the Building, provided that the form thereof shall be satisfactory to the holder of such lien. Tenant hereby irrevocably appoints Landlord as attorney in fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instruments. Tenant agrees to pay all rent due hereunder directly to any aforesaid mortgagee, secured party or assignee, or as Tenant may be directed by the same, upon the receipt of notice from the same that Landlord is in default under their particular security instrument.
                  Tenant agrees in the event it is requested by such mortgagee, secured party or assignee, or any proceedings are brought for the foreclosure or enforcement of any such security instrument, to attorn to the holder of the same and to recognize them as Landlord under this Lease. Tenant agrees to execute and deliver at any time and from time to time upon the request of Landlord any instrument which may be necessary or appropriate in any such event to evidence such attornment.
                  Tenant hereby irrevocably appoints Landlord and the holder of such security instrument, or any of them, the attorney in fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instrument. Tenant further waives the provisions of any statute or law now or hereafter in effect which may give or support to give Tenant any right to terminate or otherwise adversely affect this Lease in the event any such foreclosure proceeding is brought.
                  Tenant and Landlord further agree that any agreement by either of them to pay any leasing commissions in regard to the Lease shall not be enforceable against any party other than the party entering into such agreement, and such agreement shall at all times be subordinate and inferior to the lien of any aforesaid security instrument.

RENEWAL OR            4.5 No renewal or amendment of this Lease shall be binding
AMENDMENT         on either party unless it is in writing and signed by Landlord and tenant.

HOLDING OVER          4.6 Should Tenant or any of its successors in interest
                  hold over the Premises or any part thereof after the expiration of the term of this Lease or any extension thereof such holding over shall constitute and be construed as a tenancy from month to month only. Tenant will pay as liquidated damages on the first day of each month during the holdover period an amount equal to one hundred twenty-five percent (125%) of the rent paid or due to be paid during the last month of the term of this Lease. No receipt of money by Landlord from Tenant after termination of this Lease shall reinstate or extend this Lease or affect any prior notice given by Landlord to Tenant. Any extension of this Lease shall be in writing signed by Landlord and Tenant.

WAIVER OF             4.7 As part of the consideration for this Lease, Tenant
LIABILITY         hereby releases Landlord from all liability for damage to any property of Tenant located in or upon the Building which results from the negligence of Landlord to the extent any such loss or damage is covered by insurance maintained by Tenant.
                  Also, as part of the consideration for this Lease, Landlord hereby releases Tenant from all liability for damage to any property of Landlord located in or upon the Building which results from the negligence of Tenant to the extent any such loss or damage is covered by insurance maintained by Landlord.
                  Tenant and Landlord further covenant that any insurance maintained by either party shall contain an appropriate provision whereby the insurance company or companies consent to the foregoing mutual release of liability and so waive insurance subrogation rights to the extent of the agreement contained in this Section 4,7; provided that Landlord's release shall only be operative upon proof of insurance coverage and approval of said insurance by Landlord and its insurer.

COVENANTS TO RUN      4.8 All covenants, conditions, agreements, and
TO HEIRS, ETC.    undertakings in this Lease shall extend and inure to the
                  benefit of Landlord and its successors and assigns, and to the heirs, executors, administrators, successors and assigns of Tenant the same as if they were in every case named and expressed; and except as herein otherwise provided, all said covenants, conditions and agreements shall be binding upon the successors and assigns, heirs, executors, and administrators of the respective parties.

DAMAGE BY FIRE OR     4.9 If any part of the Premises or a material portion of
OTHER CASUALTY    the building which affects Tenant's occupancy is rendered
                  untenantable by fire or other casualty, Landlord may elect (a) to terminate this Lease as of the date of the fire or casualty by notice to Tenant within sixty (60) days after the date, or
                  (b) to repair, restore or rehabilitate the Building or the Premises at Landlord's expense, in which event this Lease shall not terminate but rent shall be pro-rated for that portion of the Premises that are untenantable and abated on a per diem basis for that portion of the Premises that is untenantable. If such damage is due to an act or omission of Tenant, then Landlord shall have such rights as are set forth herein at Tenant's cost and expense. If Landlord elects so to repair, restore, or rehabilitate the Building or the Premises, said work shall be undertaken and prosecuted with all due diligence and speed. In the event of termination of the lease pursuant to this Section 4.9, rent shall be apportioned on a per diem basis and paid to the date of the fire or casualty.
                  Further, Landlord shall carry all risk property damage insurance with flood and earthquake endorsements for the full replacement value of the Building with Tenant as an additional insured as its interest may appear.

CONDEMNATION          4.10 If the land or the building, or any part thereof, or
                  any interest therein, be taken by virtue of eminent domain or for any public or quasi-public use or purpose, Landlord shall have the right to terminate this Lease at the date of such taking or within six months thereafter by giving Tenant thirty
                  (30) days' prior notice of the date of such termination. Any interest which Tenant may have or claim to have in any award resulting from any condemnation proceedings shall be limited solely to the unamortized value of any permanent improvements to the structure of the Building paid for directly by Tenant and any claim for furniture or equipment of any nature whatsoever shall be excluded. All other condemnation awards, including but not limited to any award made on the basis of the leasehold estate created by this Lease, shall be the sole and separate property of Landlord.

NOTICES               4.11. Any notice required or desired to be given in
                  connection with this Lease shall be in writing sent by certified mail, postage prepaid. Such notices shall be sent to the persons at the addresses reflected below or any other persons or addresses designated in writing by any such person entitled to receive notice pursuant to the terms of this
                  Lease:

                  LANDLORD:         UNION NATIONAL PLAZA 1, INC.
                                    124 West Capitol Avenue # 1605
                                    Little Rock, AR 72201
                                    Phone: 501-801-0208
                                    Fax:   501-801-0210

                  TENANT:           R. E. Stafford, Inc., dba COLO Solutions
                                    P.O. Box 411570
                                    Melbourne, FL 32940
                                    Phone: 321-254-3935
                                    Fax:   321-242-1876
                                    ron@colosolutions.com

                      It shall be the obligation of all persons entitled to
                  receive any notice pursuant to this Lease to provide proper names and addresses to the person required to give such notice. All persons required to give such notices shall be deemed to have satisfied their duties to give notice by giving notice to the name at the address so provided. If no name and address is given by a mortgagee, secured party or other creditor then Tenant and Landlord have no duty to give notice to that particular mortgagee, secured party or other creditor failing to give the proper name and address until such is provided.

EXHIBITS AND          4.12 Submission of the Lease for examination does not
EFFECTIVE DATE    constitute a reservation of or option for leasing the
                  Premises. The Lease becomes effective only upon execution and delivery by both Landlord and Tenant and approval by Landlord's mortgagee where such approval is required. All exhibits and riders attached to this Lease and initiated by Landlord and Tenant are incorporated into and made a part of this Lease.





TIME                  4.13 Time is of the essence in this Lease.

CAPTIONS              4.14 The captions used in this Lease are for convenience
                  only and do not in any way limit or amplify the terms and provisions hereof.

OTHER AGREEMENTS      4.15 This Lease contains the entire agreement of the
                  parties hereto with respect to the matters contained herein and no other representations, promises or agreements, oral or otherwise, have been made between the parties.

OTHER PROVISIONS      4.16 Rent Schedule:


                  Premises Lease:
                  --------------------------------------------------------------------------------------------------
                                                                                        Annual 4%
                     Suite 106                                                         Escalation         Rentable
                  Rentable Sq. Ft.         Dates                    Gross Rent           Monthly            Rate
                  ----------------         -----                    ----------           -------          --------
                  --------------------------------------------------------------------------------------------------
                      2206             3/1/01 - 4/30/02             $30,884.00          $2,573.67          $14.00
                  --------------------------------------------------------------------------------------------------
                      2206             3/l/02 - 4/30/03             $32,119.36          $2,676.61          $14.56
                  --------------------------------------------------------------------------------------------------
                      2206             3/l/03 - 4/30/04             $33,404.13          $2,783.68          $15.14
                  --------------------------------------------------------------------------------------------------
                      2206             3/1/04 - 4/30/05             $34,740.30          $2,895.02          $15.75
                  --------------------------------------------------------------------------------------------------
                      2206             3/l/05 - 4/30/06             $36,129.91          $3,010.83          $16.38
                  --------------------------------------------------------------------------------------------------


                  Basement Generator Space:
                  --------------------------------------------------------------------------------------------------
                                                                                        Annual 4%
                     Basement                                                          Escalation         Rentable
                  Rentable Sq. Ft.         Dates                    Gross Rent           Monthly            Rate
                  ----------------         -----                    ----------           -------          --------
                  --------------------------------------------------------------------------------------------------
                      307              3/1/01 - 4/30/02             $ 4,298.00          $  358.17          $14.00
                  --------------------------------------------------------------------------------------------------
                      307              3/1/02 - 4/30/03             $ 4,469.92          $  372.49          $14.56
                  --------------------------------------------------------------------------------------------------
                      307              3/1/03 - 4/30/04             $ 4,648.72          $  387.39          $15.14
                  --------------------------------------------------------------------------------------------------
                      307              3/l/04 - 4/30/05             $ 4,834.67          $  402.89          $15.75
                  --------------------------------------------------------------------------------------------------
                      307              3/l/05 - 4/30/06             $ 5,028.05          $  419.00          $16.38
                  --------------------------------------------------------------------------------------------------


                  License Agreement
                  --------------------------------------------------------------------------------------------------

                                                                      Annual                              Rentable
                                           Dates                    Gross Rent           Monthly            Rate
                                           -----                    ----------           -------          --------
                  --------------------------------------------------------------------------------------------------
                                       3/1/01 - 4/30/02             $   120.00          $   10.00            n/a
                  --------------------------------------------------------------------------------------------------
                                       3/1/02 - 4/30/03             $   120.00          $   10.00            n/a
                  --------------------------------------------------------------------------------------------------
                                       3/1/03 - 4/30/04             $   120.00          $   10.00            n/a
                  --------------------------------------------------------------------------------------------------
                                       3/l/04 - 4/30/05             $   120.00          $   10.00            n/a
                  --------------------------------------------------------------------------------------------------
                                       3/l/05 - 4/30/06             $   120.00          $   10.00            n/a
                  --------------------------------------------------------------------------------------------------

NOTICE TO RENEW      4.17 Tenant shall have the option to renew this lease for
                  three (3) additional five-year periods at the Market Rate. Tenant shall give Landlord 180 day's written notice of its intent to exercise its option. Tenant's failure to provide notice in strict accordance with this agreement shall terminate the option.

IN TESTIMONY WHEREOF, the above named Landlord and the above named Tenant have executed this instrument on the day and year set forth above in this Lease.

ATTEST:                                LANDLORD:

                                       UNION NATIONAL PLAZA I, INC.



By: /s/                                       By: /s/ Michael Kirby
    -------------------------                     ---------------------------
                                                  Michael Kirby
                                                  Vice President

Date:      2/23/01                            Date:      2/23/01
      ----------------------                        -------------------------


ATTEST:                                TENANT:

                                       R.E. Stafford, Inc., dba COLO Solutions

                                              Ron Safford

By: /s/                                       By: /s/ Ron Safford
    -------------------------                     ---------------------------

Date:                                         Date: 1/31/2001
      ----------------------                        -------------------------


                                              Scott Wilmont

                                              By: Scott Wilmont
                                                  ---------------------------

                                              Date: 1/30/01
                                                    -------------------------

                                 FIRST ADDENDUM
                              (Technical Facility)
                                    To Lease
                             Dated January 17, 2001
                                     Between
                          UNION NATIONAL PLAZA 1, INC.
                                       And
                    R. E. Stafford, Inc., dba COLO Solutions
                                    Suite 106

         This Lease Addendum (this "Addendum") is attached to and made a part of that certain Lease dated January 17, 2001 for the property located at One Union National Plaza, 124 West Capitol, Little Rock, Arkansas (the "Building"). In the event of a conflict between the Lease and the terms and condition of this Addendum, the terms and conditions of this Addendum shall control. Capitalized terms not otherwise defined in this Addendum have the meanings given them in the Lease.

1.       Additional Definitions

         "Cable" means (1) optical fibers exposed or encased in an aluminum sleeve or EMT conduit, (2) coaxial cable exposed or installed in interduct, or (3) copper cable, any of which may be used by Tenant to distribute its services to the various tenants throughout the Building. All Cable and related supports and equipment must be plenum rated or otherwise in accordance with code requirements. Landlord must reasonably approve all other materials placed in, on, or attached to the Premises, pursuant to the terms of this Lease.

         "Cross Connection" means the connection of one wire, cable, microwave or laser under the management and control or ownership of Tenant to a wire, cable, microwave or laser under the management and control or ownership of another telecommunications provider by anchoring each wire to a connecting block and placing a third wire between the two, or by any other means, and whether at the demarcation point or elsewhere within the Building; and any other connection within the Building of Tenant's Equipment to a telecommunications system or any of its components that is under the management, control or ownership of another telecommunications provider.

         "Customer" means any user of Equipment, whether belonging to the user or to Tenant, located in the Premises, other than a tenant of the Building under the terms of a separate contract with Tenant
         (a "Customer Contract").

         "Equipment" means equipment placed in the Premises, whether belonging to Tenant or to a Customer, including Tenant's cabinets or racks, all such equipment to be appropriately labeled when installed.

         "Other Space" means terminal points on each floor from which Tenant's Cables connect to Subscriber space.

         "Raceways" means that portion of tile Buildings horizontal or vertical raceways used and maintained by Tenant for routing Tenant's Cables and ancillary equipment, which originates at the Premises and which follows the Building's raceways to any applicable Subscriber space on any floor of the Building.

         "Services" means the services which Tenant is permitted to provide to Subscribers and Customers pursuant to the permitted use clause of the Lease, as modified by this Addendum, such Services more particularly described as co-location of telecommunications and Internet related facilities.

         "Subscriber" means any customer of Tenant or building tenant under the terms of a separate service order agreement with Tenant (a "Service Order Agreement").

         "Tenant" means any occupant of the Building under a lease or other occupancy agreement with Landlord or an approved sublease.

2. Right to Use

         (a) For the consideration set forth in the Lease, Landlord grants to Tenant a non-exclusive right to use the Raceways and the Other Space, in common with Landlord, tenants and others, for the purpose of constructing, installing, operating, repairing, maintaining and removing Tenant's Equipment and providing the Services to Subscribers and Customers, in the manner and consistent with the standards of first class telecommunications service providers, all at Tenant's sole risk and expense.

         (b) Tenant shall have the right of access to the Building and the right to construct Building conduit facilities associated with providing Services hereunder, at its sole cost and expense and in accordance with all applicable Laws and Building requirements.

         (c) Landlord reserves the right to lease and/or license other portions of the Building (including the roof) or the land on which the Building is located to other parties for use in the provision of telecommunications services (which may be similar to the Services) during the term of this Lease. Landlord reserves the absolute and unconditional right to approve the location and type of any equipment located on, or to the roof of the Building, in order to assure other users that Tenant's use does not interfere with any other users of the roof area.
3. Uses
         (a) Permitted Uses. Tenant shall use the Premises only for the purpose of providing Subscribers with telecommunication and Internet related co-location services and such other Services as Landlord may from time to time permit. Tenant's Subscriber Service Agreements shall in no event have terms with scheduled expiration dates later than the Termination Date of the Lease. Nothing herein shall be deemed to grant Tenant any exclusive right to provide any or all of the Services to tenants in the Building.

         (b) Prohibited Uses. Tenant agrees not to use or permit the use of the Premises, the Raceways or the Other Space for any purpose which is illegal, dangerous to life, limb or property, or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. In particular, no semiconductors or other electronic equipment containing polychlorinated biphenyls (PCBs) or other environmentally hazardous materials may be used or stored in or around the Premises, and no such materials may be used in any of the Equipment (except for Tenant's battery system, which, because it contains environmentally sensitive materials, will be handled by and will be the sole responsibility of Tenant). In addition, Tenant may not use or permit use of the Premises by any Equipment of a type or frequency, which causes measurable interference with the equipment of any pre-existing telecommunications or data service provider, Landlord, or other tenants.

4. Installation, Maintenance, and Repair and Alterations.

         (a) All of the Equipment within the Premises, the Raceways or the Other Space shall be at Tenant's sole risk and expense. All plans, diagrams, and specifications for subsequent improvements and installations of Cable detailing the location and size of Equipment and the proposed routes into the main telephone closet and Other Space will be submitted to Landlord for prior written approval, which approval will not be unreasonably withheld or unduly delayed. No oral approval of these plans and specifications shall be deemed effective. Upon completion of each installation and receipt of written request from Landlord, Tenant shall supply Landlord with "As Built" plans of the installation. Manager and Tenant shall walk through the installation and prepare a punch list, which Tenant shall complete within fifteen (15) days after the walk through.

         (b)       Installation.

                   Tenant warrants that all of the Equipment and Cable will be installed in a good and workmanlike manner strictly in accordance with Applicable Laws, including the National Electrical Code, state and local codes, using generally accepted construction standards, and in a safe and proper manner so as to pose no hazard to safety of life or property with respect to persons and property in or about the Building, at Tenant's cost, by contractors and subcontractors approved in advance by Landlord. No electrical grounding shall be permitted to other equipment in the Raceways without Landlord's specific written approval of the method and location of such grounding. Tenant shall use duly qualified personnel for all installation, operation and maintenance of Tenant's Equipment located in or on the Building.

5. Costs. Tenant shall be responsible for any and all cost, damage or expense (including reasonable attorneys' fees and costs) arising from Tenant's installation, maintenance, operation or repair to the Premises and Tenant's Equipment, and any and all cost, damage or expense to the Building or the property of Landlord or other tenants or service providers arising from such installation, maintenance, operation or repairs. With respect to any installation and construction that requires Landlord's approval, within ten days after Tenant's receipt of an invoice from Landlord, Tenant shall reimburse Landlord all reasonable costs and expenses actually incurred by Landlord and payable to third parties (such as engineers and telecommunications consultants) for the review and administration of such work by such third parties.

6. Compliance with Laws and Regulations. Tenant agrees to comply with all applicable laws, ordinances, codes, rules and regulations of any governmental entity or agency having jurisdiction with respect to the Building, including but not limited to, municipal codes of the community in which the Building is located, the Public Utilities Commission of the state where the Building is located, the Federal Communications Commission, the Environmental Protection Agency, and the Occupational Safety and Health Administration ("Applicable Laws"). Tenant shall, at Tenant's sole cost, take all measures necessary to insure that no unlawful level of radiation or interference is emitted from the Equipment and that the Equipment strictly complies with all Applicable Laws.

7. Protection of Equipment. Tenant acknowledges that interruptions in utility services are not uncommon in facilities such as the Building and Tenant agrees to waive and release Landlord from any liability for damages or losses (including indirect or consequential damages and attorneys' fees) sustained to any of the Equipment or caused by utility service interruptions, regardless of whether such interruptions are attributable in whole or in part to the negligence (but not to the extent attributable to the gross negligence or willful misconduct) of Landlord, its agents or employees.

Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. Tenant shall be solely responsible for security measures to protect Equipment of Customers from damage or interference by Customers or otherwise, and to control access to the Premises by Customers, their agents, employees and invitees.

8. Warranty Against Damage and Interference. Tenant warrants that the Equipment, and the maintenance, operation and repair thereof will not damage the Building or interfere with the use of the Building or the operation of communications devices by Landlord or by other lessees, tenants or licensees of Landlord, provided that any communications devices installed by Landlord or third parties do not interfere with Tenant's Equipment. Tenant further warrants that its Equipment will operate within the specifications of the manufacturers and in compliance with applicable regulations of the Federal Communications Commission. If damage or interference to the Building or third-party communications devices does occur, Landlord shall give Tenant written notice thereof, and Tenant shall correct such interference within twenty-four (24) hours after receipt of such notice. In the event Tenant fails to correct such interference after proper notification and within the 24-hour period, Landlord reserves the right to take any reasonable actions to correct such interference. Landlord reserves the right to disconnect power to any such Equipment as to which Tenant fails to correct such interference after proper notification, if such interference causes Landlord to be in default of other leases, licenses or agreements and Landlord has identified Tenant's Equipment as the probable cause of such interference.

9. Licenses and Permits. Prior to commencing any work on the Raceways, the Other Space or the Premises, Tenant shall obtain all necessary licenses, permits and consents and provide copies of same to Landlord and Manager,

10. Relocation of Tenant's Equipment. Landlord shall have the right to require Tenant to relocate, on sixty days' notice from Landlord, at Tenant's expense, Equipment in the raceways or other common areas of the Building.

11. Connections to Public Streets, Utilities or Other Buildings. Tenant acknowledges that Landlord has no obligation to assure or guarantee Tenant connections to public streets, utilities or adjacent buildings that may be necessary for the operation of Tenant's Equipment in the Building. It is solely the responsibility of Tenant to negotiate agreements with public utilities or third parties for these connections.

12. Indemnity. In addition to and not in limitation of the indemnities set forth in the Lease, Tenant shall indemnify Landlord, its property manager, and all other parties required to be indemnified by Tenant under the Lease (the "Indemnified Parties") for and shall hold the Indemnified Parties harmless from all fines, claims, demands, causes of action, liabilities, penalties, judgments, orders, costs and expenses and suits (including reasonable costs and expenses of defending against same) resulting from or asserted against any of the Indemnified Parties by reason of any breach or non-performance of this Addendum by Tenant or its agents, employees or invitees, or any act or failure to act by Tenant hereunder. In addition, Tenant shall indemnify the Indemnified Parties from and against any and all claims of infringement of United States patents or copyrights asserted against Landlord by virtue of the presence of the Equipment in the Building or the provision of the Services from the Building. The provisions of this paragraph shall survive termination hereof.

13. Limitations of Liability and Indemnification. Tenant (Licensee) shall indemnify, defend and hold harmless Landlord (Licensor) from and against any claims, demands, actions, damages, liability, judgments, expenses and costs (including attorneys' fees and any and all lost profits of Landlord (Licensor) arising from Tenant's (Licensee's) or its Subscribers' use of the Raceways or Other Space. Tenant's (Licensee's) obligation to assume, protect, defend, indemnify and save Landlord (Licensor) harmless shall extend to Landlord's (Licensor's) officers, directors, agents and employees or any corporate shareholder of Landlord (Licensor), and shall continue for so long as any of the named indemnities may be subjected to claims or suits calling for such obligations provided.

                         BUILDING RULES AND REGULATIONS
                            One Union National Plaza

1. Landlord shall provide all locks for doors in Tenant's leased area and no tenant shall alter any lock or install a new or additional bolt on any door for the Premises without prior written consent of Landlord. However, Tenant shall have the right to install its own Security Card Access system within the Premises.

2. Landlord will provide and maintain in the lobby of the Building an alphabetical directory of the tenants and no other directory shall be permitted without previous consent in writing by Landlord.

3. The Tenant shall not use the name of the Building, or any simulation or abbreviation thereof, or any name which, regardless of the spelling thereof, has the same or a similar sound as its name, or as part of its name without Landlord's prior written consent. Tenant may use the address of the Building as the address of its business but shall not use pictures of the Building without Landlord's prior written consent.

4. No signs will be allowed in any form on windows inside or out, and no signs will be permitted on exterior identification pylons, if any, or in the public corridors or on corridor doors or entrances to Tenant's space, except in uniform locations and uniform styles affixed by the Landlord. Landlord for Tenant will contract for all signs at the rate fixed by Landlord from time to time, and Tenant will be billed and will pay for such service.

5. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service to Tenant to Landlord for Landlord's supervision, approval and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the Building.

6. Movement into or out of the Building of furniture, office equipment or other bulky materials, or movement through Building entrances or lobbies shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord or its agent and in the manner agreed upon in writing between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant shall include determination by Landlord, and subject to his decision and control, of the time, method, and routing of movement, limitations imposed by safety or other matters which may prohibit any article, equipment or other item from being brought into the Building. Tenant shall assume all risk for damage to articles moved, other property, and injury to persons or public regardless of whether they are engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with such movement; and Landlord shall not be liable for acts of any person engaged in or damage or loss to any of said property or persons or otherwise resulting from any act in connection with such service performed for Tenant. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any such damage, injury or loss, including attorney's fees.

7. Tenant and its Tenant and its employees will present adequate identification when entering and/or leaving the Building on Saturday, Sunday, and holidays, and before or after normal working hours on other days.

8. Landlord will not be responsible for lost or stolen property, equipment, money or jewelry from the Premises or public areas regardless of whether such loss occurs where the area is secured against entry.

9. No portion of Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

10. No birds, animals or bicycles shall be brought into or kept in, about or on the Building.

11. Except for its diesel-fueled generator located in the basement of the Building. Tenant shall not place, install or operate on the Premises or in any part of the Building any engines, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the premises any explosives, gasoline, kerosene, oil, acids, caustics or any other inflammable, explosive or hazardous materials without the prior written consent of the Landlord.

12. None of the entries, passages, doors or hallways shall be blocked or obstructed, or any rubbish, litter, trash or material of any nature placed, emptied or thrown into these areas or such areas be used at anytime, except for access or egress by Tenant, tenant's agents, employees or invitees.

13. Tenant and its employees, agents and invitees, shall observe and comply with the driving and the parking signs and markers surrounding the Building.

14. Tenant shall not overload floors and Tenant must have Landlord's prior written consent as to size, maximum weight, routing and location of business machines, safes and heavy objects. All damage done to the Building by placing in or taking out any property of Tenant from the Building shall be repaired promptly at the expense of the Tenant.

15. To insure orderly operation of the Building, no ice, minerals or other beverage, food, towels, newspapers, etc. shall be delivered to the Premises except by persons and at times approved by Landlord in writing.

16. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and Tenant shall bear the expense to repair any breakage, or stoppage on the Premises or otherwise caused by Tenant, its agent, employee or invitee.

17. Tenant shall not make any room canvass to solicit business from other Tenants in the Building and shall not exhibit, or sell or offer to sell, use, rent or exchange any item of service in or from the Premises unless ordinarily embraced within Tenant's use of the Premises specified herein.

18. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building without written consent of the Landlord.

19. No Tenant, agent, employee, or invitee shall use a hand truck except those equipped by rubber tires and side guards. No other vehicle of any kind shall be brought into the Building or kept in or about the Premises.

20. Each Tenant shall store all its trash and garbage within its Premises and mark and place excess trash near the front door at the end of each business day for removal by the janitorial personnel. No materials shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Little Rock without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

21. Tenant shall not permit odors to emanate from the Premises nor allow any objectionable noise to emanate from the Premises. Tenant, its customers, invitees and guests shall not obstruct sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in and about the Building. Tenant shall not place objects against glass partitions or doors or windows, which would be unsightly from the Building corridor or from the exterior of the Building and will promptly remove same upon notice from Landlord.

22. Tenant shall not waste electricity, water or air conditioning and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

23.      Tenant shall keep corridor doors closed.

24. Peddlers, solicitors and beggars shall be reported to the building management.

25. No person or contractor not employed by Landlord shall be used to perform janitorial work, window washing, cleaning, decorating, repair or other work on the premises without express written consent of Landlord.

26. Tenant shall comply with all applicable federal, state, and municipal laws, ordinances and regulations and shall not directly or indirectly make any use of the Premises which may be prohibited by the same or which may be dangerous to person or property or may increase the cost of insurance or require additional insurance coverage.

REDACTED TEXT

[27. Tenant shall not make any improvements, alterations, additions or installations in or to the Premises without Landlord's prior written consent, which shall not be unreasonably withheld. Landlord's decision to refuse such consent shall be conclusive. If Landlord consents to such improvements, alterations, additions or installations before commencement of the work or delivery of any materials onto the Premises or into the Building, Tenant shall furnish Landlord with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and licenses and indemnification in such form and amount as may be satisfactory to Landlord and waivers of lien against any and all claims, cost, expenses, damages and liabilities which may arise in connection with the work.]

28. Tenant hereby covenants and agrees not to place or permit to be placed any lien or liens on or against the Premises, the Building and the property. Further, Tenant does hereby waive, relinquish and disclaim any right or power to cause any lien to attach to the Landlord's interest in the Premises, the Building and the property, and Tenant does hereby agree to hold harmless, indemnify and defend Landlord from and against any such lien or liens.

29. Landlord may waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such rule and regulations against any or all of the tenants in the Building.

30.      Smoking is prohibited in all areas of the Building.

31. Landlord reserves the right to make additional rules and regulations which in its judgment are needed for the safety, care and cleanliness of the Building, and the preservation of good order.

32.      The use of portable space heaters is strictly prohibited.

33.      The use of burning candles is strictly prohibited.

34. The use of live (natural) seasonal greenery is strictly prohibited, including, but not limited to trees, garland, etc.

35. The use, exhibition or concealment of handguns is strictly prohibited in the building. The only exceptions to the rule are those persons authorized by their job to be in possession of a firearm (i.e., police, etc.)

                            First Amendment to Lease

                                    To Lease
                             Dated January 17, 2001
                                     Between

                          UNION NATIONAL PLAZA I, INC.

                                       And

                                 COLO Solutions

                                    Suite 106

                               Dated May 22, 2001

         This First Amendment to Lease (this "Amendment") is attached to and made a part of that certain Lease dated January 17, 2001 for the property located at One Union National Plaza, 124 West Capitol, Little Rock, Arkansas (the "Building"). In the event of a conflict between the Lease and the terms and condition of this Addendum, the terms and conditions of this Addendum shall control. Capitalized terms not otherwise defined in this Addendum have the meanings given them in the Lease.

1. Paragraph 4.16 OTHER PROVISIONS; Rent Schedule shall be amended as follows. The Basement Generator Space shall be changed to 402 rentable square feet with the following rent schedule:

Premises Lease:
------------------------------------------------------------------------------------------------------------
                                                                               Annual 4%
    Suite 106                                                                 Escalation        Rentable
 Rentable Sq. Ft.                 Dates                 Gross Rent              Monthly           Rate
------------------------------------------------------------------------------------------------------------
       2206                  3/1/01 - 4/30/02           $30,884.00             $2,573.67         $14.00
------------------------------------------------------------------------------------------------------------
       2206                  3/1/02 - 4/30/03           $32,119.36             $2,676.61         $14.56
------------------------------------------------------------------------------------------------------------
       2206                  3/l/03 - 4/30/04           $33,404.13             $2,783.68         $15.14
------------------------------------------------------------------------------------------------------------
       2206                  3/1/04 - 4/30/05           $34,740.30             $2,895.02         $15.75
------------------------------------------------------------------------------------------------------------
       2206                  3/1/05 - 4/30/06           $36,129.91             $3,010.83         $16.38
------------------------------------------------------------------------------------------------------------

Basement Generator Space:
------------------------------------------------------------------------------------------------------------
(see Exhibit "B")                                                              Annual 4%
     Basement                                                                 Escalation        Rentable
 Rentable Sq. Ft.                 Dates                 Gross Rent              Monthly           Rate
------------------------------------------------------------------------------------------------------------
        402                  3/1/01 - 4/30/02           $5,631.92              $469.33           $14.00
------------------------------------------------------------------------------------------------------------
        402                  3/1/02 - 4/30/03           $5,857.20              $488.10           $14.57
------------------------------------------------------------------------------------------------------------
        402                  3/1/03 - 4/30/04           $6,091.48              $507.62           $15.15
------------------------------------------------------------------------------------------------------------
        402                  3/1/04 - 4/30/05           $6,335.14              $527.93           $15.76
------------------------------------------------------------------------------------------------------------
        402                  3/1/05 - 4/30/06           $6,588.55              $549.05           $16.39
------------------------------------------------------------------------------------------------------------

License Agreement
------------------------------------------------------------------------------------------------------------
                                                          Annual                               Rentable
                                 Dates                   Gross Rent            Monthly           Rate
------------------------------------------------------------------------------------------------------------
                             3/1/01 - 4/30/02            $120.00               $10.00             n/a
------------------------------------------------------------------------------------------------------------
                             3/1/02 - 4/30/03            $120.00               $10.00             n/a
------------------------------------------------------------------------------------------------------------
                             3/1/03 - 4/30/04            $120.00               $10.00             n/a
------------------------------------------------------------------------------------------------------------
                             3/1/04 - 4/30/05            $120.00               $10.00             n/a
------------------------------------------------------------------------------------------------------------
                             3/1/05 - 4/30/06            $120.00               $10.00             n/a
------------------------------------------------------------------------------------------------------------

2. EXHIBIT "B-2", Basement Generator and HVAC Unit Space shall be deleated and replaced with the attached EXHIBIT "B-2A".

3. Notwithstanding anything herein to the contrary, and except as specifically amended herein, the Lease shall remain in full force and effect. Provided further, the parties hereto reaffirm all the terms, conditions, and provisions of the Lease, and any further amendment shall only be in writing between the parties.

ATTEST:                                Landlord:

                                       Union National Plaza I, Inc.

By:                                    By:
   ---------------------------------      -----------------------------------

Date:                                  Date:
     -------------------------------        ---------------------------------


ATTEST:                                Tenant:

                                       R.E. Stafford, Inc. d/b/a/ COLO Solutions



By: /s/                                By:   /s/ Ron Stafford
   ---------------------------------      -----------------------------------
                                             Ron Stafford

Date:        8-20-01                   Date:  8/20/01
     -------------------------------        ---------------------------------


                                       By:   /s/ Scott Wilmont
                                          -----------------------------------
                                             Scott Wilmont

                                       Date:  8/20/01
                                            ---------------------------------